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                             THE ALPINE GROUP, INC.

                           STOCK COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS



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                                TABLE OF CONTENTS

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                                                                                   PAGE

ARTICLE  I.                PURPOSE....................................................1

ARTICLE  II.               DEFINITIONS................................................1

ARTICLE  III.              ADMINISTRATION.............................................3

ARTICLE  IV.               SHARES; ADJUSTMENT UPON CERTAIN EVENTS.....................4

ARTICLE  V.                ELECTIONS..................................................5

ARTICLE  VI.               RESTRICTED STOCK...........................................7

ARTICLE  VII.              STOCK OPTIONS..............................................8

ARTICLE  VIII.             TERMINATION OF DIRECTORSHIP...............................10

ARTICLE  IX.               NON-TRANSFERABILITY.......................................11

ARTICLE  X.                CHANGE IN CONTROL PROVISIONS..............................11

ARTICLE  XI.               TERMINATION OR AMENDMENT OF THE PLAN......................13

ARTICLE  XII.              UNFUNDED PLAN.............................................13

ARTICLE  XIII.             GENERAL PROVISIONS........................................14

ARTICLE XIV.               TERM OF PLAN..............................................16


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                             THE ALPINE GROUP, INC.
               STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                                    ARTICLE I

                                     PURPOSE




      The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to: (i) require Non-Employee Directors to elect either shares of Restricted Stock or Stock Options with respect to 50% of their Retainer Fees; and (ii) permit Non-Employee Directors to elect either shares of Restricted Stock or Stock Options, in lieu of cash payment of their Retainer Fees or Meeting Fees, thereby attracting, retaining and rewarding Non-Employee Directors and strengthening the mutuality of interests between Non-Employee Directors and the Company's stockholders.

                                   ARTICLE II

                                   DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

      2.1 "AWARD" shall mean any award under this Plan of any: (i) Restricted Stock; or (ii) Stock Option.

      2.2 "BOARD" shall mean the Board of Directors of the Company.

      2.3 "CAUSE" shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

      2.4 "CHANGE IN CONTROL" shall have the meaning set forth Section 10.2.

      2.5 "CODE" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision

      2.6 "COMMON STOCK" shall mean common stock, $.10 par value per share, of the Company.

      2.7 "COMPANY" shall mean The Alpine Group, Inc. or any successor corporation by merger, consolidation or transfer of assets substantially as a whole.

      2.8 "EFFECTIVE DATE" shall mean January 1, 1999.

      2.9 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      2.10 "FAIR MARKET VALUE" shall mean for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported by the principal national securities exchange in the United States on which it is then traded or the Nasdaq Stock Market, Inc.; or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Board on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). Notwithstanding anything herein to the contrary, if selected by the Board, "Fair Market Value" means the price for Common Stock set by the Board in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Board.

      2.11 "MEETING FEE(S)" shall mean any fees to which a Non-Employee Director is entitled for attending Board meetings (including by telephonic means) or for attending the meetings of any Board committee (including by telephonic means) of which the Non-Employee Director is a member. Meeting Fees shall not include expense reimbursements, amounts realized upon the exercise of a Stock Option, Restricted Stock or any other amounts paid to the Non-Employee Director.

      2.12 "NON-EMPLOYEE DIRECTOR" shall mean any non-employee director of the Company who is not an employee of the Company. Any director who acts on behalf of the Company as an officer but who does not receive any compensation for such services shall be treated as a non-employee for purposes of eligibility hereunder.

      2.13 "PLAN" shall mean The Alpine Group, Inc. Stock Compensation Plan for Non-Employee Directors, as may be amended from time to time.

      2.14 "RESTRICTED STOCK" shall mean an Award of shares of Common Stock under this Plan that is subject to the restrictions under Article VI.

      2.15 "RETAINER FEE(S)" shall mean the fee to which a Non-Employee
Director is entitled for service on the Board as a director during a fiscal year of the Company. Retainer Fees shall not include expense reimbursements, amounts realized upon the exercise of a Stock Option, Restricted Stock or any other amounts paid to the Non-Employee Director.

      2.16 "RETIREMENT" shall mean the failure to stand for reelection or the failure to be reelected after a Non-Employee Director has attained age sixty-five (65).

      2.17 "RULE 16B-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

      2.18 "STOCK OPTION" shall mean an option to purchase shares of Common Stock granted to Non-Employee Directors pursuant to this Plan. No Stock Option awarded under this Plan is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

      2.19 "TERMINATION OF DIRECTORSHIP" shall mean that the Non-Employee Director has ceased to be a director (whether as a non-employee director or an employee director) of the Company.

      2.20 "TRANSFER" or "TRANSFERRED" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                   ARTICLE III

                                 ADMINISTRATION

      3.1 THE BOARD. The Plan shall be administered and interpreted by the Board.

      3.2 DUTIES OF THE BOARD. The Board shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Awards as the Board, in its sole discretion, deems necessary or desirable.

      3.3 ADVISORS. The Company or the Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred for the engagement of such counsel, consultant or agent shall be paid by the Company.

      3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company or the Board (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of the Company or the Board, as the case may be, and shall be final, binding and conclusive on the Company and all Non-Employee Directors and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV

                     SHARES; ADJUSTMENT UPON CERTAIN EVENTS

      4.1 SHARES TO BE DELIVERED. Shares to be issued under the Plan shall be made available only from issued shares of Common Stock reacquired by the Company and held in treasury.

      4.2 ADJUSTMENTS UPON CERTAIN EVENTS.

            (a) ADJUSTMENTS. The existence of the Plan and any Award granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of the assets or business of the Company, or any other corporate act or proceeding.

            (b) CAPITAL STRUCTURE. In the event of (i) any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and (ii) the Board determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Non-Employee Directors under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Board shall be binding and conclusive on the Company and all Non-Employee Directors and employees and their respective heirs, executors, administrators, successors and assigns.

            (c) FRACTIONAL SHARES. Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (2) and rounding-up for fractions equal to or greater than one-half (2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Board to each Non-Employee Director whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            (d) ACQUISITION EVENTS. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each non-employee director at least twenty days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Non-Employee Director shall have the right to exercise in full effective as of such consummation all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                    ARTICLE V

                                    ELECTIONS

      5.1 NON-EMPLOYEE DIRECTOR ELECTIONS.

            (a) The Company shall pay 50% of a Non-Employee Director's Retainer Fees in the form of Restricted Stock or Stock Options, as elected by the Non-Employee Director in accordance with Section 5.2 below.

            (b) Each Non-Employee Director may also elect, in accordance with
      Section 5.2 below, to receive Awards of Restricted Stock or Stock Options in lieu of receiving (i) a cash payment of all or a portion of Retainer Fees not covered by Section 5.1(a); or (ii) a cash payment of all or a portion of Meeting Fees.

      5.2 TIMING AND MANNER OF ELECTION.

            (a) METHOD OF ELECTION. Any election to receive Restricted Stock or Stock Options as payment of Retainer Fees or Meeting Fees shall be made in writing to the Board (on a form prescribed by the Board) prior to the first day of the Company's fiscal year during which the Retainer Fees or Meeting Fees are earned; provided, however, that with respect to the 1999 fiscal year, any election under Section 5.1 shall be made in writing to the Board prior to the first regularly scheduled meeting of the Board, but in no event later than January 31, 1999. Each election, which shall be made in a manner as determined by the Board in its sole and absolute discretion, shall designate (i) whether the election applies to Retainer Fees or Meeting Fees; (ii) whether the Retainer Fees or Meeting Fees, as applicable, are to be awarded in cash, Restricted Stock or Stock Options; and (iii) the applicable percentage of Retainer Fees or Meeting Fees to be awarded in cash, Restricted Stock or Stock Options.

            (b) IRREVOCABLE ELECTION. An election under this Article V is irrevocable and, except with respect to the 1999 fiscal year, is valid only for the Company's fiscal year commencing immediately following the date of the election.

            (c) DEFAULT ELECTIONS. If no election is made or if a new election is not made with respect to any subsequent fiscal year pursuant to Section 5.1(a), the Non-Employee Director shall be deemed to have made an election to receive an Award of Restricted Stock for purposes of Section 5.1(a). If no election is made or if a new election is not made with respect to any subsequent fiscal year pursuant to Section 5.1(b), the Non-Employee Director shall be deemed to have made an election to receive all Retainer Fees not covered by Section 5.1(a) and all Meeting Fees in cash.

            (d) MID-YEAR PARTICIPATION. An individual who becomes a Non-Employee Director after the date by which an election would otherwise be required to be made hereunder with respect to a fiscal year may elect to receive an Award during that fiscal year by making an election, in the form required hereunder, within thirty days after the individual becomes a Non-Employee Director and such election shall become effective the first day of the month following the date of the election.

      5.3 DATE OF GRANT. Awards that are attributable to Retainer Fees shall be made as of the first business day of each quarter of the Company's fiscal year, which shall be treated as the dates of grant for such Awards. Awards that are attributable to Meeting Fees shall be made as of the dates of the Board meetings and/or committee meetings with respect to which such Awards relate, which shall be treated as the dates of grant for such Awards. Unless the Board decides to take specific action at grant with respect to an Award (provided that it is consistent with the Plan's terms), any grant of an Award hereunder shall be automatic after giving effect to the election made by an Non-Employee Director pursuant to Section 5.1 hereof without further action by the Board or the stockholders of the Company.

                                   ARTICLE VI

                                RESTRICTED STOCK


      6.1 RESTRICTED STOCK. As of each date of grant, as determined in accordance with Section 5.3 above, each Non-Employee Director shall receive that number of shares of Restricted Stock determined by dividing (a) the amount of Retainer Fees or Meeting Fees that the Non-Employee Director elected to receive in Restricted Stock, by (b) the lesser of: (i) 100% of the Fair Market Value of the Common Stock on the first business day of the Company's fiscal year and (ii) 100% of the Fair Market Value of the Common Stock at the time of grant of the Restricted Stock. Any fractional shares of Restricted Stock resulting from the division of
(a) by (b) shall be eliminated by rounding-down for fractions less than one-half
(2) and rounding-up for fractions equal to or greater than one-half (2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

      6.2 AWARDS OF RESTRICTED STOCK. Restricted Stock granted under this
Article VI shall be subject to the following terms and conditions:

            (a) PURCHASE PRICE. The purchase price of shares of Restricted Stock shall be their par value or, to the extent permitted by applicable law, zero.

            (b) AGREEMENT. Awards of Restricted Stock shall be evidenced by an agreement entered into between the Company and the Non-Employee Director. In the event that the Non-Employee Director is required to pay the purchase price for Restricted Stock in accordance with Section 6.2(a), such agreement must be accepted within a period of ninety days (or such shorter period as the Board may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying the purchase price, if any.

            (c) VESTING. Except as otherwise provided in Article VIII or X, shares of Restricted Stock granted to a Non-Employee Director shall be fully vested as of the third anniversary of the date the Award is granted (the "Restriction Period").

            (d) LEGEND. Each Non-Employee Director receiving shares of Restricted Stock granted under this Article VI shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Board elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of the Non-Employee Director and shall bear an appropriate legend, to the extent required by applicable law, as the Company may determine, referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

            "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Alpine Group, Inc. (the "Company") Stock Compensation Plan for Non-Employee Directors (the "Plan") and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

            (e) CUSTODY. The Board may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Non-Employee Director shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

            6.3 OWNERSHIP. Except to the extent otherwise set forth in the Restricted Stock agreement, the

      Non-Employee Director shall possess all incidents of ownership of such shares of Common Stock, subject to this Article VI, including the right to receive dividends with respect to such shares of Common Stock, the right to vote such shares of Common Stock, and, subject to and conditioned upon the full vesting of Restricted Stock, the right to tender such shares of Common Stock. Any stock dividend that is issued on Restricted Stock or if Restricted Stock is split or any other shares, securities, moneys or property representing a dividend is issued on Restricted Stock (other than regular cash dividends which will be paid when any such cash dividends are distributed to the Company's stockholders) or represents a distribution or return of capital upon or in respect of Restricted Stock or any part thereof, or results from a split-up, reclassification or other like changes of Restricted Stock, or otherwise is issued in exchange therefor, and any warrants, rights or options issued in respect of Restricted Stock shall be subject to the same restrictions, including that of this Article VI, as Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."

            6.4 LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Non-Employee Director. All legends shall be removed from said certificates at the time of delivery to the Non-Employee Director except as otherwise required by applicable law.

                                   ARTICLE VII

                                  STOCK OPTIONS

            7.1 STOCK OPTIONS. As of each date of grant, as determined in accordance with Section 5.3 above, each Non-Employee Director shall receive that number of Stock Options determined by dividing (i) the amount of Retainer Fees or Meeting Fees that the Non-Employee Director elected to receive in the form of Stock Options, by (ii) the value of one Stock Option on the date of grant as determined in good faith by the Board, based on the purchase price per share of Common Stock determined in accordance with Section 7.2(a) and a Black-Scholes Option pricing model (calculated by an accounting, investment banking or appraisal firm selected by the Board) and such other factors as the Board deems appropriate. Any fractional number of Stock Options resulting from the division of (i) by (ii) shall be eliminated by rounding-down for fractions less than one-half (2) and rounding-up for fractions equal to or greater than one-half (2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

            7.2 TERMS OF STOCK OPTIONS. Stock Options granted under this
      Article VII shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

                  (a) STOCK OPTION PRICE. The purchase price per share of Common
            Stock deliverable upon the exercise of a Stock Option granted pursuant to Section 7.1 shall be the lesser of: (i) 100% of the Fair Market Value of such Common Stock on the first business day of the Company's fiscal year; and (ii) 100% of the Fair Market Value of such Common Stock at the time of the grant of the Stock Option.

                  (b) AGREEMENT. Awards of Stock Options shall be evidenced by an agreement entered into between the Company and the Non-Employee Director.

                  (c) OPTION TERM. If not previously exercised each Stock Option shall expire upon the tenth anniversary of the date of the grant thereof.

                  (d) EXERCISABILITY. Except as otherwise provided in Article
            VIII or X, any Stock Option granted under this Article VII shall vest and become fully exercisable as of the third anniversary of the date the Award is granted.

                  (e) METHOD FOR EXERCISE. Subject to the vesting provisions of
            Section 7.2(d), Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash, in the form of Common Stock owned by the Non-Employee Director for at least 6 months (and for which the Non-Employee Director has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date, in a combination thereof or such other arrangement for the satisfaction of the purchase price, as the Board may accept. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                                  ARTICLE VIII

                           TERMINATION OF DIRECTORSHIP

      8.1 TERMINATION OF DIRECTORSHIP BY REASON OF DEATH. If a Non-Employee Director's Termination of Directorship is by reason of death, upon such Termination of Directorship (i) all Restricted Stock held by such Non-Employee Director and still subject to restrictions shall become fully vested and the restrictions thereon shall lapse; and (ii) all Stock Options held by such Non-Employee Director and not previously exercisable shall become fully vested and exercisable. All Stock Options shall remain exercisable by the Non-Employee Director's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, for the remainder of the stated term of such Stock Option.

      8.2 TERMINATION OF DIRECTORSHIP FOR CAUSE. If a Non-Employee Director's Termination of Directorship is for Cause or if the Company obtains or discovers information after Termination of Directorship that such Non-Employee Director had engaged in conduct that would have justified a removal for Cause during such directorship, (i) all Restricted Stock subject to restriction held by such Non-Employee Director shall be forfeited; and (ii) all Stock Options held by such Non-Employee Director shall thereupon terminate and expire as of the date of such Termination of Directorship or the date the Company obtains or discovers such information.

      8.3 TERMINATION OF DIRECTORSHIP BY REASON OTHER THAN DEATH OR FOR CAUSE.

            (a) GENERAL RULE. If a Non-Employee Director's Termination of Directorship is by any reason other than death or for Cause, including, without limitation, Retirement, disability, resignation, or failure to stand for reelection (i) all Restricted Stock subject to restriction held by such Non-Employee Director shall be forfeited; and (ii) all Stock Options held by such Non-Employee Director may be exercised, to the extent exercisable at the Non-Employee Director's Termination of Directorship, by the Non-Employee Director for the remainder of the stated term of such Stock Option.

            (b) SPECIAL RETIREMENT RULE. Notwithstanding the foregoing, if a Non-Employee Director's Termination of Directorship is by reason of Retirement, the Board may, in its sole and absolute discretion, determine that: (i) all or a portion of the Restricted Stock held by such Non-Employee Director and still subject to restrictions shall become fully vested and the restrictions thereon shall lapse; and (ii) all or portion of the Stock Options held by such Non-Employee Director and not previously exercisable shall become fully vested and exercisable and remain exercisable by the Non-Employee Director for the remainder of the stated term of the Stock Option; provided, however, that if the Non-Employee Director dies before the end of the stated term of the Stock Option, any unexercised Stock Option held by the Non-Employee Director shall thereafter be exercisable by the Non-Employee Director's estate or by the person given authority to exercise such Stock Option by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for the remainder of the stated term of such Stock Option.

      8.4 CANCELLATION OF STOCK OPTIONS. Subject to Section 8.3(b), no Stock Options that were not vested during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship.

      8.5 FORFEITURE. A Non-Employee Director shall be entitled to no compensation upon the forfeiture of rights to Restricted Stock, other than repayment of par value paid for such Restricted Stock, if any.

                                   ARTICLE IX

                               NON-TRANSFERABILITY

      No Stock Option shall be Transferable by the Non-Employee Director otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director. Shares of Restricted Stock under Article VI may not be Transferred prior to the date on which such shares are issued, or, if later, the date on which the Restriction Period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Board may determine at the time of grant or thereafter, that a Stock Option granted pursuant to Article VII that is otherwise not Transferable pursuant to this Article IX is Transferable in whole or part and in such circumstances, and under such conditions, as specified by the Board.

                                    ARTICLE X

                          CHANGE IN CONTROL PROVISIONS

      10.1 BENEFITS. Upon a Change in Control of the Company (as defined below):
(i) Stock Options granted and not previously exercisable shall vest and become fully exercisable; and (ii) shares of Restricted Stock shall fully vest and the restrictions thereon shall lapse.

      10.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

            (a) upon the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own more than 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds more than 20% as a result of a transaction described in clause
      (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own more than 20% or more of the Outstanding Company Voting Securities; or

            (b) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets of another corporation ("Business Combination"); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities; (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                                   ARTICLE XI

                      TERMINATION OR AMENDMENT OF THE PLAN

      Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Non-Employee Director with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Non-Employee Director.

      The Board may amend the terms of any Award granted, prospectively or retroactively, but, subject to Articles VIII and X above or as otherwise specifically provided herein, no such amendment or other action by the Board shall impair the rights of any Non-Employee Director without the Non-Employee Director's consent.

                                   ARTICLE XII

                                  UNFUNDED PLAN

      This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Non-Employee Director has a fixed and vested interest but which are not yet made to a Non-Employee Director by the Company, nothing contained herein shall give any such Non-Employee Director any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

         13.1 REPRESENTATION AND LEGEND. The Board may require each person receiving shares pursuant to the exercise of an Award under the Plan to represent to and agree with the Company in writing that the Non-Employee Director is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on Transfer.

      All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      13.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      13.3 NO RIGHT TO DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Non-Employee Director as a director nor shall it impose on the part of any Non-Employee Director any obligation to remain as a director of the Company.

      13.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Non-Employee Director, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Non-Employee Director, of, any Federal, state or local taxes required by law to be withheld.

      The Board may permit any such withholding obligation with regard to any Non-Employee Director to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Non-Employee Director.

      Notwithstanding anything hereunder to the contrary, to the extent permitted under the Code or other applicable law, the Company may, in its sole and absolute discretion, reduce the number of shares of Common Stock otherwise deliverable to a Non-Employee Director in an amount that would be withheld if taxes were required to be withheld and, if the Company so reduces the shares otherwise deliverable, the Company shall remit such amount to any such applicable Federal, state or local taxing authority.

      13.5 LISTING AND OTHER CONDITIONS.

            (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to the exercise of an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

            (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

            (c) Upon termination of any period of suspension under this Section 13.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

      13.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

      13.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

      13.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

      13.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Award hereunder.

      13.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Non-Employee Director, and such Awards granted to individual Non-Employee Directors need not be the same in subsequent years.

      13.11 DEATH/DISABILITY. The Board may in its discretion require the transferee of a Non-Employee Director to supply it with written notice of the Non-Employee Director's death or disability and to supply it with a copy of the will (in the case of a Non-Employee Director's death) or such other evidence as the Board deems necessary to establish the validity of the transfer of an Award. The Board may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

      13.12 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

      13.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

      13.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE XIV

                                  TERM OF PLAN

      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.